Exhibit 99.2 PEMGARDA LAUNCH UPDATE April 4, 2024 © 2024 Invivyd, Inc. Invivyd , Pemgarda , and the Ribbon logos are trademarks of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “seek,” “could,” “intend,” “target,” “aim,” “project,” “designed to,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward- looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, the potential of PEMGARDA as a monoclonal antibody (mAb) for pre-exposure prophylaxis (prevention) of COVID-19 in certain adults and adolescents (12 years of age and older weighing at least 40 kg) with moderate-to-severe immune compromise; our plans and strategy related to the launch and commercialization of PEMGARDA, including expectations regarding availability of PEMGARDA; 2024 financial guidance, including the company’s anticipated net product revenue and projected cash and cash equivalents balance; the company’s anticipated continued optimization of operational spend; our plans to share launch metrics in the future; our expectations about the size of target patient populations and the potential market opportunity for our product candidates, as well as our market position; the future of the COVID-19 landscape; the progress and timing of our ongoing research and clinical development activities and future plans; the potential of our INVYMAB platform approach to enable the rapid, serial generation new mAbs; our business strategies and objectives, and ability to execute on them; our future prospects; and other statements that are not historical fact. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward- looking statements involve risks and uncertainties that could cause our actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: how long the Emergency Use Authorization (EUA) granted by the U.S. Food and Drug Administration (FDA) for PEMGARDA will remain in effect and whether the EUA is revoked or revised by the FDA; our ability to build and maintain sales, marketing and distribution capabilities to successfully commercialize PEMGARDA; whether we are able to provide sufficient commercial supply of PEMGARDA to meet market demand; whether we can timely obtain and maintain third-party coverage and adequate reimbursement for PEMGARDA or any other product candidate; whether PEMGARDA or any other product candidate is able to demonstrate and sustain neutralizing activity against major SARS-CoV-2 variants, particularly in the face of viral evolution; changes in expected or existing competition; the timing and progress of our discovery, preclinical and clinical development activities; our ability to leverage our INVYMAB platform approach to enable the rapid, serial generation of new mAb candidates; the uncertainties and timing of the regulatory authorization or approval process, and available development and regulatory pathways for authorization or approval of our product candidates; changes in the regulatory environment; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the ability to maintain a continued acceptable safety, tolerability and efficacy profile of PEMGARDA or any other product candidate following regulatory authorization or approval; whether we are able to successfully submit an EUA for any other product candidate in the future, and the outcome and timing of any such EUA submission; the predictability of clinical success of our product candidates based on neutralizing activity in preclinical studies; the risk that results of preclinical studies or clinical trials may not be predictive of future results, and interim data are subject to further analysis; our reliance on third parties with respect to virus assay creation and product candidate testing and with respect to our clinical trials; variability of results in models used to predict activity against SARS-CoV-2 variants; the complexities of manufacturing mAb therapies; our dependence on third parties to manufacture, label, package, store and distribute clinical and commercial supplies of our product candidates; any litigation and other proceedings or government investigations relating to the company; our ability to continue as a going concern; our ability to optimize operating expenses; and whether we have adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (SEC), and in our other filings with the SEC, and in our future reports to be filed with the SEC and available at www.sec.gov. Forward- looking statements contained in this presentation are made as of this date, and we undertake no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. 2

AGENDA 1. Opening remarks & business updates − Dave Hering, Chief Executive Officer 2. Commercial progress and plans − Jeremy Gowler, Chief Operating & Commercial Officer 3. Financial summary and updates − Bill Duke, Chief Financial Officer 4. Q&A 3

LESS THAN 2 WEEKS AFTER RECEIVING AN EUA FOR PEMGARDA, EXCITING PROGRESS HAS BEEN MADE • PEMGARDA is now available for order in the U.S. through major distributors • Based on anticipated 2024 net product revenue in the range of $150-200 million and continued optimization of operational spend, company expects to end 2024 with at least $55 million in cash and cash equivalents $5,775 wholesale acquisition cost (WAC) PEMGARDA has not been approved, but has been authorized for emergency use by FDA under an emergency use authorization (EUA), for pre-exposure prophylaxis of COVID-19 in certain adults and adolescents (12 years of age and older weighing at least 40 kg) with moderate-to-severe immune compromise. The emergency use of PEMGARDA is only authorized for the duration of the declaration that circumstances exist justifying the authorization of the emergency use of drugs and biological products during the COVID-19 pandemic under Section 564(b)(1) of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 360bbb-3(b)(1), unless the declaration is terminated or authorization is revoked sooner. For additional information, please see the PEMGARDA full product Fact Sheet for Healthcare Providers, including important safety information and boxed warning. 4

INVIVYD CONTINUES TO RAPIDLY EXECUTE TO PLAN Our commercial strategy is built around 3 main phases Product Securing Full Commercial Availability Reimbursement Implementation & Access Deploy national account managers Fully deploy contracted Key Publish WAC in pricing compendia √√ focused on payor engagement Account Managers (KAMs) Make product available for order Activate targeted awareness Obtain HCPCS code from CMS √ through major distributors campaigns Expand utilization within Secure inclusion in institutional Receive and ship first order authorized population formularies, as needed Obtain coverage from major commercial payors WAC: Wholesale acquisition cost; HCPCS: Healthcare Common Procedure Coding System; CMS: Centers for Medicare & Medicaid Services 5

WE PLAN TO SHARE SEVERAL LAUNCH METRICS TO PROVIDE VISIBILITY INTO OUR PROGRESS Anticipated metrics: Patient lives covered by CMS & commercial payors Progress reaching/calling on top 200 institutions identified Number of accounts that have ordered product Number of accounts placing reorders Number of new accounts ordering product CMS: Centers for Medicare & Medicaid Services 6

FINANCIAL SUMMARY & UPDATES Insights on anticipated margins: Financial summary: • We expect to begin reporting PEMGARDA net product • Cash and cash equivalents of $200.6M as of revenue and associated COGS in Q2 2024 earnings update Dec 31, 2023 • Notably, in connection with receiving an EUA from the FDA, • Anticipated 2024 net product revenue in the range we began capitalizing inventory costs in March 2024 of $150M-$200M • Prior to receiving an EUA, such costs were recorded as • Plans to continue optimization of operational spend R&D expenses in the period incurred – As a result, initial gross margins will be anomalous; • We expect to end 2024 with at least $55M in cash however, had our pre-EUA manufacturing costs been and cash equivalents, based on existing cash and capitalized, our expected margins would be in line cash equivalents, $40.5M in gross proceeds raised with other biologics products, approaching 80% from ATM facility in Feb 2024, anticipated 2024 net product revenue, and continued optimization of operational spend ATM: At-the-market; COGS: cost of goods sold; R&D: Research and development 7

Q&A 8

T H A N K YO U !